Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc. 1015 Third Avenue, Suite 1200 Seattle, Washington 98104

	CONTACTS: R. Jordan Gates	Bradley S. Powell
	President and Chief Operating Officer	Chief Financial Officer
	(206) 674-3427	(206) 674-3412

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS RECORD SECOND QUARTER 2010 EPS OF $.42 PER SHARE 1

SEATTLE, WASHINGTON – August 2, 2010, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced record net earnings attributable to shareholders of $90,318,000 for the second quarter of 2010, as compared with $54,070,000 for the same quarter of 2009, an increase of 67%. Net revenues for the second quarter of 2010 increased 27% to $418,858,000 as compared with $330,047,000 reported for the second quarter of 2009. Total revenues and operating income were $1,516,770,000 and $138,496,000 in 2010, as compared with $895,360,000 and $86,927,000 for the same quarter of 2009, increases of 69% and 59%, respectively. Diluted net earnings attributable to shareholders per share for the second quarter were $.42, as compared with $.25 for the same quarter in 2009, an increase of 68%.

For the six months ended June 30, 2010, net earnings attributable to shareholders was $151,565,000, as compared with $113,330,000 in 2009, an increase of 34%. Net revenues for the six months increased to $780,681,000 from $666,562,000 for 2009, up 17%. Total revenues and operating income for the six months were $2,717,879,000 and $239,037,000 in 2010, as compared with $1,808,045,000 and $178,401,000 for the same period in 2009, increases of 50% and 34%, respectively. Diluted net earnings attributable to shareholders per share for the first two quarters of 2010 were $.70, as compared with $.52 for the same period of 2009, an increase of 35%.

“The ultimate testament to the strength of this quarter might be that when the numbers were finalized, we’d actually managed to surprise ourselves by a couple of cents,” said Peter J. Rose, Chairman and Chief Executive Officer. “Having the opportunity to add value to the supply-chains of successful companies is what adds value to Expeditors. We were somewhat awed by the strength that we saw in our customers’ supply chains this quarter and we’re obviously very grateful they chose to work with us. It was impressive that airfreight tonnage and ocean freight container count this quarter were up 54% and 26%, respectively, compared with the second quarter of 2009. The fact that this quarter’s net revenue was actually 5% higher than second quarter 2008 levels was particularly reassuring. While it’s much too soon to extrapolate this quarter’s results over the remainder of 2010, we think operating above second quarter 2008 levels is a positive development,” Rose went on to say.

“Our philosophy these last several years has been to try to not do anything stupid. We simply did what we’ve always done; focusing on improving customer service; taking market share by adding new customers; taking care of our people by not doing lay-offs; and making ourselves more productive through continued process improvement efforts. Boring consistency is what we do best,” Rose continued. “Some may point to ‘lower yields,’ or the $.01 to $.02 per share1 benefit coming from foreign exchange gains and a somewhat lower tax rate, but those factors aren’t the main thrust of what happened during the second quarter of 2010. The main story this quarter was the outstanding job, from both a productivity and customer service perspective, that our people did navigating the myriad market challenges required to manage those incredibly large freight volumes our customers entrusted to us. We’re grateful to our employees for their unfailing efforts, and to our customers for the confidence they’ve shown by trusting us with their business,” Rose concluded.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 183 full-service offices, 65 satellite locations and 2 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

[1]	Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

2nd Quarter 2010 Earnings Release

August 2, 2010

Expeditors International of Washington, Inc.

Financial Highlights

Three months and Six months ended

June 30, 2010 and 2009

Unaudited

(in 000’s of US dollars except share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Increase	2010	2009	% Increase
Revenues	$1,516,770	$895,360	69%	$2,717,879	$1,808,045	50%
Net revenues	$418,858	$330,047	27%	$780,681	$666,562	17%
Operating income	$138,496	$86,927	59%	$239,037	$178,401	34%
Net earnings attributable to shareholders	$90,318	$54,070	67%	$151,565	$113,330	34%
Diluted earnings attributable to shareholders	$.42	$.25	68%	$.70	$.52	35%
Basic earnings attributable to shareholders	$.43	$.25	72%	$.71	$.53	34%
Diluted weighted average shares outstanding	216,460,977	216,653,968		216,576,596	216,519,551
Basic weighted average shares outstanding	212,332,375	212,116,679		212,262,928	212,108,636

Percentage increases in same store net revenues and operating income were approximately the same as amounts reported above.

During the second quarter of 2010, the Company opened two full-service offices: 1) in Oslo, Norway (formerly an agent location); and 2) Zhongshan, People’s Republic of China (formerly a satellite of Shenzhen, People’s Republic of China).

Investors may submit written questions via e-mail to: investor@expeditors.com

Or by fax to: (206) 674-3459

Questions received by the end of business on August 6, 2010 will be considered in management’s 8-K “Responses to Selected Questions” expected to be filed on or about August 13, 2010.

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future economic trends, improving business climate, positive trends in freight volumes, ability to improve productivity and acquire market share, and changes in foreign exchange rates. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual and Quarterly Reports filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	June 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$960,300	$925,929
Short-term investments	705	655
Accounts receivable, net	1,016,575	810,369
Deferred Federal and state income taxes	8,141	8,338
Other current assets	36,686	42,539

Total current assets	2,022,407	1,787,830

Property and equipment, net	483,827	495,701
Goodwill, net	7,927	7,927
Other intangibles, net	4,218	4,938
Other assets, net	28,163	27,326

	$2,546,542	$2,323,722

Liabilities and Equity

Current liabilities:
Accounts payable	659,237	546,675
Accrued expenses, primarily salaries and related costs	176,943	145,545
Federal, state and foreign income taxes	28,356	16,166

Total current liabilities	864,536	708,386

Deferred Federal and state income taxes	47,198	53,989

Commitments and contingencies

Shareholders’ equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 212,018,342 shares at June 30, 2010 and 212,025,494 shares at December 31, 2009	2,120	2,120
Additional paid-in capital	6,572	18,265
Retained earnings	1,634,771	1,532,018
Accumulated other comprehensive (loss) income	(17,043)	604

Total shareholders’ equity	1,626,420	1,553,007

Noncontrolling interest	8,388	8,340

Total equity	1,634,808	1,561,347

	$2,546,542	$2,323,722

2-August-2010	Expeditors International of Washington, Inc.	Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Revenues:
Airfreight services	$732,881	$371,359	$1,292,264	$745,815
Ocean freight and ocean services	493,613	299,292	874,857	617,926
Customs brokerage and other services	290,276	224,709	550,758	444,304

Total revenues	1,516,770	895,360	2,717,879	1,808,045

Operating expenses:
Airfreight consolidation	571,023	257,016	998,365	507,385
Ocean freight consolidation	400,729	218,891	701,819	457,117
Customs brokerage and other services	126,160	89,406	237,014	176,981
Salaries and related costs	221,105	189,565	420,953	376,774
Rent and occupancy costs	18,699	17,954	37,926	36,678
Depreciation and amortization	9,110	10,244	18,505	20,202
Selling and promotion	7,550	5,547	14,585	11,769
Other	23,898	19,810	49,675	42,738

Total operating expenses	1,378,274	808,433	2,478,842	1,629,644

Operating income	138,496	86,927	239,037	178,401

Interest income	1,484	2,433	3,259	6,039
Interest expense	(151)	(64)	(238)	(79)
Other, net	10,288	2,081	10,897	6,634

Other income, net	11,621	4,450	13,918	12,594

Earnings before income taxes	150,117	91,377	252,955	190,995
Income tax expense	59,708	37,563	101,236	77,812

Net earnings	90,409	53,814	151,719	113,183

Less: net earnings attributable to noncontrolling interest	91	(256)	154	(147)

Net earnings attributable to shareholders	$90,318	$54,070	$151,565	$113,330

Diluted earnings attributable to shareholders per share	$0.42	$0.25	$0.70	$0.52

Basic earnings attributable to shareholders per share	$0.43	$0.25	$0.71	$0.53

Dividends declared and paid per common share	$0.20	$0.19	$0.20	$0.19

Weighted average diluted shares outstanding	216,460,977	216,653,968	216,576,596	216,519,551

Weighted average basic shares outstanding	212,332,375	212,116,679	212,262,928	212,108,636

2-August-2010	Expeditors International of Washington, Inc.	Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Operating Activities:
Net earnings	$90,409	$53,814	$151,719	$113,183
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	(618)	(1,075)	1,825	1,569
Deferred income tax expense (benefit)	10,814	(12,695)	3,086	(6,244)
Excess tax benefits from stock plans	(4,107)	(2,073)	(8,119)	(5,135)
Stock compensation expense	11,003	11,371	22,201	18,271
Depreciation and amortization	9,110	10,244	18,505	20,202
Gain on sale of assets	(109)	(6)	(404)	(10)
Other	367	365	845	727
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(219,602)	60,379	(232,567)	214,343
Decrease (increase) in other current assets	2,947	(1,308)	1,136	(1,323)
Increase (decrease) in accounts payable and accrued expenses	121,941	(20,329)	165,110	(100,499)
(Decrease) increase in income taxes payable, net	(1,609)	(13,601)	24,332	2,284

Net cash provided by operating activities	20,546	85,086	147,669	257,368

Investing Activities:
Decrease (increase) in short-term investments	6	(13)	(30)	31
Purchase of property and equipment	(8,118)	(7,166)	(15,700)	(15,822)
Proceeds from sale of property and equipment	111	33	170	77
Prepayment on long-term land lease	—	(7,344)	—	(7,344)
Other	(707)	(109)	(895)	(1,591)

Net cash used in investing activities	(8,708)	(14,599)	(16,455)	(24,649)

Financing Activities:
Proceeds from issuance of common stock	11,020	8,868	23,240	17,404
Repurchases of common stock	(53,649)	(23,760)	(71,668)	(42,972)
Excess tax benefits from stock plans	4,107	2,073	8,119	5,135
Dividends paid	(42,397)	(40,276)	(42,397)	(40,276)
Purchase of noncontrolling interest	—	—	—	(2,122)

Net cash used in financing activities	(80,919)	(53,095)	(82,706)	(62,831)

Effect of exchange rate changes on cash and cash equivalents	(12,267)	14,911	(14,137)	5,066

(Decrease) increase in cash and cash equivalents	(81,348)	32,303	34,371	174,954

Cash and cash equivalents at beginning of period	1,041,648	883,679	925,929	741,028

Cash and cash equivalents at end of period	$960,300	$915,982	$960,300	$915,982

Interest and taxes paid:
Interest	$152	65	$239	80
Income taxes	56,846	59,746	76,842	75,110

2-August-2010	Expeditors International of Washington, Inc.	Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	United States	Other North America	Latin America	Asia	Europe and Africa	Middle East and India	Austral- asia	Elimi- nations	Consoli- dated
Three months ended June 30, 2010
Revenues from unaffiliated customers	$331,619	41,675	18,621	855,568	172,869	75,916	20,502		1,516,770
Transfers between geographic areas	25,429	2,346	4,231	5,573	10,429	3,894	2,585	(54,487)	—

Total revenues	$357,048	44,021	22,852	861,141	183,298	79,810	23,087	(54,487)	1,516,770

Net revenues	$163,036	19,424	12,729	124,802	64,054	22,287	12,526		418,858
Operating income	$52,516	5,572	3,787	52,464	14,888	5,599	3,670		138,496
Identifiable assets	$1,324,522	85,645	46,951	517,346	394,430	134,715	35,827	7,106	2,546,542
Capital expenditures	$3,366	149	357	1,386	2,231	591	38		8,118
Depreciation and amortization	$4,848	353	211	1,693	1,225	612	168		9,110
Equity	$1,047,968	46,978	22,232	315,631	134,216	77,541	22,471	(32,229)	1,634,808
Three months ended June 30, 2009
Revenues from unaffiliated customers	$222,569	29,500	14,804	427,914	135,259	50,466	14,848		895,360
Transfers between geographic areas	18,046	1,742	3,069	3,903	5,826	3,700	2,552	(38,838)	—

Total revenues	$240,615	31,242	17,873	431,817	141,085	54,166	17,400	(38,838)	895,360

Net revenues	$129,236	14,852	11,173	91,492	53,648	19,382	10,264		330,047
Operating income	$27,345	3,082	3,716	35,894	7,996	5,599	3,295		86,927
Identifiable assets	$1,023,955	62,133	32,222	452,563	360,322	114,673	27,824	252	2,073,944
Capital expenditures	$5,514	142	180	470	256	558	46		7,166
Depreciation and amortization	$5,470	347	246	1,913	1,492	619	157		10,244
Equity	$862,133	39,227	12,813	334,446	142,949	69,815	18,034	(24,734)	1,454,683
Six months ended June 30, 2010
Revenues from unaffiliated customers	$618,555	77,287	34,917	1,474,457	334,714	139,148	38,801		2,717,879
Transfers between geographic areas	44,172	4,155	7,892	10,350	18,362	7,470	4,918	(97,319)	—

Total revenues	$662,727	81,442	42,809	1,484,807	353,076	146,618	43,719	(97,319)	2,717,879

Net revenues	$309,941	35,846	24,247	220,797	123,977	42,233	23,640		780,681
Operating income	$90,690	9,471	7,318	88,353	26,742	9,924	6,539		239,037
Identifiable assets	$1,324,522	85,645	46,951	517,346	394,430	134,715	35,827	7,106	2,546,542
Capital expenditures	$7,840	325	634	2,012	3,452	1,335	102		15,700
Depreciation and amortization	$9,870	706	416	3,405	2,537	1,219	352		18,505
Equity	$1,047,968	46,978	22,232	315,631	134,216	77,541	22,471	(32,229)	1,634,808

Six months ended June 30, 2009
Revenues from unaffiliated customers	$458,897	59,268	30,933	856,196	268,125	107,579	27,047		1,808,045
Transfers between geographic areas	36,554	3,624	6,511	7,636	12,599	7,267	4,853	(79,044)	—

Total revenues	$495,451	62,892	37,444	863,832	280,724	114,846	31,900	(79,044)	1,808,045

Net revenues	$260,381	31,052	21,686	186,190	107,765	40,458	19,030		666,562
Operating income	$57,981	7,422	6,080	74,121	16,767	9,938	6,092		178,401
Identifiable assets	$1,023,955	62,133	32,222	452,563	360,322	114,673	27,824	252	2,073,944
Capital expenditures	$11,612	291	411	1,010	1,341	899	258		15,822
Depreciation and amortization	$10,780	673	485	3,845	2,897	1,214	308		20,202
Equity	$862,133	39,227	12,813	334,446	142,949	69,815	18,034	(24,734)	1,454,683

2-August-2010	Expeditors International of Washington, Inc.	Page 6 of 6